March 2011

MFA
FINANCIAL, INC.

Forward Looking Statements

MFA FINANCIAL, INC.

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, may be forward-looking: changes in interest rates and the market value of MFA's MBS; changes in the prepayment rates on the mortgage loans securing MFA's MBS; MFA's ability to borrow to finance its assets; implementation of or changes in government regulations or programs affecting MFA's business; MFA's ability to maintain its qualification as a REIT for federal income tax purposes; MFA's ability to maintain its exemption from registration under the Investment Company Act of 1940; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and/or current reports that MFA files with the SEC, could cause MFA's actual results to differ materially from those projected in any forward-looking statements it makes.

These forward-looking statements are based on beliefs, assumptions and expectations of MFA's future performance, taking into account all information currently available. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

By attending the meeting where this presentation is made or by reading theses slides, you agree to be bound by the limitations set forth above.

MFA FINANCIAL, INC.

MFA

is positioned with the requisite expertise to benefit from investment in Agency <u>and</u> Non-Agency Residential MBS

First Quarter 2011 Financial Highlights

- Net income per common share of $0.27 and Core Earnings* per share of $0.25.
- We currently project that approximately 60% of our second quarter 2011 Core Earnings will be generated by Non-Agency MBS.
- Re-securitization completed February 17, 2011.
- We anticipate that MFA's REIT Taxable Income will again surpass Core Earnings in 2011, primarily due to the fact that for Non-Agency MBS acquired at a discount, Core Earnings are impacted by credit reserves for estimated future losses while taxable income is impacted by realized losses only as they occur.

* *Core Earnings is a non-GAAP financial measure, which reflects net income excluding changes in the unrealized net gains on Linked Transactions and an adjustment to increase interest income for certain Non-Agency MBS, previously reported as Linked Transactions, that were de-linked for GAAP during the quarter. Refer to the company's first quarter 2011 earnings release, which is filed as an exhibit to its current report on Form 8-K on May 3, 2011 and which is available on www.sec.gov (the "Earnings Release").*

February 2011 Re-securitization

- MFA completed a $1.32 billion re-securitization in February.
- $488.4 million of the AAA rated bonds issued to third party investors at 1Mo LIBOR + 100 bps by CSMC Series 2011-1R (the "Trust")
- $831.6 million face amount of three classes of non-rated senior support certificates acquired by MFA along with $488.4 million notional amount of non-rated interest only senior certificates issued by the Trust.
- Re-securitization allows for improved financing terms along with greater availability of financing.

MFA
FINANCIAL, INC.

Experienced Management Team Focused on Residential MBS Opportunities

- Non-Agency MBS remain available at significant discounts to par value.
- Agency MBS continue to benefit from a steep yield curve.
- Our goal remains to generate double-digit ROEs with appropriate levels of leverage.

16.2% Annual Return Since January 2000

Total Return*



500
400
300
200
100
0
-100
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
MFA
S&P
S&P Fin

Source: Bloomberg

**Includes reinvestment of dividends through March 31, 2011*

MFA Asset Allocation Strategy

MFA FINANCIAL, INC.

Investment in Residential MBS Including Both Agency MBS and Non-Agency MBS

At March 31, 2011 ($ in Millions)	Agency MBS	Non-Agency MBS [(1)]	Cash	Other, net	Total
Amortized Cost	$ 7,221	$ 3,351	$ 664	$ (25)	$ 11,211
Market Value	$ 7,375	$ 3,608	$ 664	$ (25)	$ 11,622
Less Repurchase Agreement Borrowings	(6,383)	(1,574)	-	-	(7,957)
Less Securitized Debt	-	(663)	-	-	(663)
Equity Allocated	$ 992	$ 1,371	$ 664	$ (25)	$ 3,002
Less Swaps at Market Value	-	-	-	(114)	(114)
Net Equity Allocated	$ 992	$ 1,371	$ 664	$ (139)	$ 2,888
Debt/Net Equity Ratio	6.4 x	1.6 x	-	-	3.0 x
For the Quarter Ended March 31, 2011					
Yield on Assets	3.84%	8.26% [(3)]	0.05%		4.99%
Less Cost of Funds	2.10% [(2)]	1.64%	-		1.98%
Spread	1.74%	6.62%	0.05%		3.01%

For additional detail regarding the above table, refer to the Earnings Release.

(1) *Includes Non-Agency MBS and repurchase agreement borrowings underlying Linked Transactions. Information presented with respect to Non-Agency MBS, related repurchase agreement borrowings and resulting totals are presented on a non-GAAP basis*

(2) *Includes effect of Swaps*

(3) *Includes yield adjustment for de-linked Non-Agency MBS*

MFA Asset Allocation Strategy

MFA FINANCIAL, INC.

Investment in Residential MBS Including Both Agency MBS and Non-Agency MBS

($ in Millions)	Agency			Non-Agency (1)			Total		
Time to Reset		Market Value	Average MTR(2)		Market Value	Average MTR(2)		Market Value	Average MTR(2)
< 2 years(3)	$	1,888	8	$	1,777	6	$	3,665	7
2-5 years		3,057	44		455	41		3,511	44
> 5 years		720	73		461	69		1,181	71
ARM-MBS Total	$	5,665	36	$	2,693	23	$	8,358	32
15-Year Fixed	$	1,710		$	-		$	1,710	
30-Year Fixed		-			908			908	
40-Year Fixed		-			7			7	
Fixed Rate Total	$	1710		$	915		$	2,62	
MBS Total	$	7,375		$	3,608		$	10,983	

(1) Adjusted for the impact of Linked Transactions

(2) MTR or Months To Reset is the number of months remaining before the coupon rate resets. At reset, the MBS coupon will be determined based upon the underlying index, margin and periodic or lifetime caps. The MTR does not reflect scheduled amortization or any prepayments

(3) Includes floating rate MBS that may be collateralized by fixed-rate mortgages

MFA FINANCIAL, INC.

MFA continues to selectively acquire Agency MBS

- The majority of our assets will continue to be whole-pool Agency MBS due to the attractiveness of the asset class.
- The yield curve remains steep and incremental spreads on Agency MBS remain attractive.
- Tighter underwriting standards moderate voluntary prepayment rates.

MFA FINANCIAL, INC.

Significantly Increasing Non-Agency MBS Portfolio*

- MFA owns $3.6 billion market value of Non-Agency MBS. These Non-Agency MBS have an average amortized cost of 73% of par.
- In the First Quarter of 2011, these assets generated a loss adjusted yield of 8.26% on an unlevered basis.
- These high yielding assets are less sensitive to changes in the yield curve and interest rates. The return on discounted Non-Agency MBS increases if prepayments increase.


Dollars in Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,608
$204
December 2008
March 2011

MFA continues to identify high-yielding Non-Agency MBS at discounted prices

*Includes $406 million fair value of Non-Agency MBS underlying Linked Transactions at December 31, 2010. Non-Agency MBS are presented on a non-GAAP basis. For a GAAP reconciliation of such items, see the Earnings Release.

MFA FINANCIAL, INC.

Deeply discounted purchase price, substantial credit reserve and 6.7% credit enhancement mitigate credit risk

Non-Agency Portfolio
As of March 31, 2011*


Current Face
$4,593.5
OTTI
$46.0
1%
Purchase
Price
$3,326.7
72%
Purchase
Discount, Net
$1,220.8
27%
OTTI
$46.0
1%
Credit
Reserve
$969.2
21%
Accretable
Discount, Net
$251.6
6%

Dollars in Millions

* *Includes $406.4 million fair value of Non-Agency MBS underlying Linked Transactions. Non-Agency MBS are presented on a non-GAAP basis. For a GAAP reconciliation of such items, see the Earnings Release.*

MFA FINANCIAL, INC.

MFA

is positioned with the requisite expertise to benefit from investment in Agency and Non-Agency Residential MBS

MFA
FINANCIAL, INC.